EXHIBIT 32.1: CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

      In connection with the accompanying Quarterly report on Form 10-QSB of Nesco Industries, Inc. for the quarter ended January 31, 2007, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

            (1) such Quarterly report on Form 10-QSB for the quarter ended January 31, 2007 fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in such Quarterly report on Form 10-QSB for the quarter ended January 31, 2007 fairly presents, in all material respects, the financial condition and results of operations of Nesco Industries, Inc.

      March 16, 2007

                                                /s/ Matthew Harriton
                                                --------------------------------
                                                Name: Matthew Harriton
                                                Title: Chief Executive Officer
                                                       (principal executive
                                                       officer and principal
                                                       financial officer)


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